SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:    April 29, 1996

                Date of Earliest Event Reported:  April 28, 1997


                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                     75-1475224
            ------                                     ----------
   (Commission File Number)                (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On April 28, 1997, Registrant issued a press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number             Description
               -------   --------------------------------

                 99 Copy of press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 1997.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  March 28, 1997              By:/s/ Michael J. Walsh
                                     -----------------------
                                     Michael J. Walsh, President
                                     and Chief Executive Officer


Date:  March 28, 1997              By:/s/ James D. Allen
                                     -----------------------
                                     James D. Allen, Executive Vice
                                     President and Chief Financial
                                     Officer